UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-21465

             CBRE Clarion Global Real Estate Income Fund

(Exact name of registrant as specified in charter)

201 King of Prussia Road, Suite 600

                             Radnor, PA 19087

(Address of principal executive offices) (Zip code)

T. Ritson Ferguson, President and Chief Executive Officer

CBRE Clarion Global Real Estate Income Fund

201 King of Prussia Road, Suite 600

                             Radnor, PA 19087

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-877-711-4272

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The semi-annual Report of CBRE Clarion Global Real Estate Income Fund (the “Trust”) transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

CBRE CLARION GLOBAL REAL ESTATE

INCOME FUND

Semi-Annual Report for the Six Months Ended June 30, 2015

CBRE Clarion Global Real Estate Income Fund (the “Trust”), acting in accordance with an exemptive order received from the Securities and Exchange Commission (“SEC”) and with approval of its Board of Trustees (the “Board”), has adopted a managed distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of the Trust during such year and all of the returns of capital paid by portfolio companies to the Trust during such year. In accordance with its Policy, the Trust distributes a fixed amount per common share, currently $0.045, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. Although the level of distributions is independent of fund performance, the Trust expects such distributions to correlate with its performance over time. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential increases or decreases in the final dividend periods for each year in light of the Trust’s performance for the entire calendar year and to enable the Trust to comply with the distribution requirements imposed by the Internal Revenue Code. Over time, the Trust expects that the distribution rate in relation to the Trust’s Net Asset Value (“NAV”) will approximately equal the Trust’s total return on NAV.

The fixed amount of distributions will be reviewed and amended as necessary by the Board at regular intervals with consideration of the level of investment income and realized gains. The Board strives to establish a level regular distribution that will meet the Trust’s requirement to pay out all taxable income (including amounts representing return of capital paid by portfolio companies) with a minimum of special distributions. The Trust’s total return in relation to changes in NAV is presented in the financial highlights table. Shareholders should not draw any conclusions about the Trust’s investment performance from the amount of the current distribution or from the terms of the Trust’s managed distribution policy. The Board may amend or terminate the managed distribution policy without prior notice to Trust shareholders.

Shareholders should note that the Trust’s Policy is subject to change or termination as a result of many factors. The Trust is subject to risks through ownership of its portfolio company holdings including, but not limited to, declines in the value of real estate held by the portfolio company, risks related to general and local economic conditions, and portfolio company losses. Moreover, an economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Trust invests, which in turn could result in the Trust not achieving its investment or distribution objectives thereby jeopardizing the continuance of the Policy. Please refer to the prospectus for a fuller description of the Trust’s risks.

CBRE CLARION GLOBAL REAL ESTATE INCOME FUND SEMI-ANNUAL REPORT 2015 (unaudited)

Letter to Shareholders	2

Portfolio of Investments	7

Financial Statements	9

Notes to Financial Statements	14

Supplemental Information	20

Investors should consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A copy of the prospectus that contains this and other information about the Fund may be obtained by calling 888-711-4272. Please read the prospectus carefully before investing. Investing in closed-end funds involves risk, including possible loss of principal. Past performance does not guarantee future results.

Real Estate investments are subject to changes in economic conditions, credit risk, and interest rate fluctuations. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Because real estate funds concentrate their investments in the real estate industry, the portfolio may experience more volatility and be exposed to greater risk than the portfolios of other funds.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective.

SEMI-ANNUAL REPORT 2015	1

Letter to Shareholders

T. Ritson Ferguson

Steven D. Burton

Dear Shareholder:

We are pleased to present the 2015 Semi-Annual Report for the CBRE Clarion Global Real Estate Income Fund (the “Trust”).

Performance Review

Global real estate stocks, as measured by the S&P Developed Property Index (S&PDPI) (1), finished slightly negative for the first half of 2015 as healthy first quarter gains were erased by declines late in the second quarter. Real estate stocks started the year with positive returns, but turned negative in the second quarter as the threat of higher interest rates and the unsettled situation in Europe around Greece’s continuing financial difficulties weighed on investors’ sentiment. Despite the negative returns in the first half of the year, the real estate business fundamentals are very good and the combination of moderate yet steady economic growth and historically low long-term interest rates bodes well for real estate and real estate securities.

During the first six months of 2015, the S&P Developed Property Index (S&PDPI) fell -1.6% and the MSCI REIT Preferred Index (MSRPI) (2) rose +3.0%. The Trust’s net asset value return (“NAV Return,” i.e., the change in the Trust’s net asset value adjusted for dividends) was -5.8%, trailing the -0.7% return of a blended index comprised of 80% S&PDPI and 20% MSRPI. (3) The Trust’s market price return of -8.7% (i.e., the change in the Trust’s stock price adjusted for dividends) trailed its NAV Return as the discount of the Trust’s share price to its NAV widened from 12% at year-end to 15% at June 30, 2015. The Trust’s NAV Return underperformed the blended index due to a combination of two main factors. First, the Trust maintained an underweight to U.S. REIT preferred stocks, which outperformed common stocks in the first half of the year. Second, the Trust’s common stock portfolio produced below average returns during the period. The average gross return on the Trust’s common stock portfolio in the first half of the year was -5.0%, which trailed the S&PDPI due to the portfolio’s relative overweight of the U.S. (which has been the worst performing country year-to-date) and its underweight to Asian property stocks, especially Hong Kong, which has been the best performer so far in 2015. We also elected to reposition the portfolio by selling several securities having significant unrealized gains. The gains realized should be offset by losses incurred in past periods. The extra trading activity associated with this re-positioning contributed somewhat to the Trust’s relative underperformance so far this year. The Trust’s performance was also hurt by holdings positions in several US companies with relatively high yields but lower-than-average earnings growth potential. These stocks did not fare well in the second quarter when the increasing rhetoric about the Federal Reserve increasing interest rates caused a general sell-off in U.S. REITs, especially those with lower-than-average earnings growth. In managing the Trust, we endeavor to strike a balance between an investment portfolio with higher-than-average yield, but also having sufficient growth potential to benefit from stock price appreciation in the current environment of improving real estate fundamentals.

(1)	The S&P Developed Property Index is an unmanaged market-weighted total return index which consists of over 350 real estate companies from 22 developed markets with a free float total market capitalization of at least U.S. $100 million that derive more than 60% of their revenue from real estate development, management, rental and/or direct investment in physical property.
(2)	The MSCI REIT Preferred Index is a preferred stock market capitalization weighted index of all exchange traded preferred securities of equity REITs.
(3)	We include the return of this “blended index” as a reference point, since the Trust invests in both common and preferred stocks issued by listed property companies. The Trust does not have a formal performance benchmark.

2	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

The Trust paid total dividends of $0.27 per share for the first six months of 2015, consisting of six regular monthly dividends of $0.045 per share. The annualized dividend of $0.54 per share represents a 6.8% yield on the $7.96 share price and a 5.8% yield on the $9.32 NAV as of June 30th. In early July, the Board announced the decision to increase the regular monthly dividend to $0.05 per share (or $0.60 annually), an increase of 11%. The increased annualized dividend represents a 7.5% yield on the $7.96 share price and a 6.4% yield on the $9.32 NAV as of June 30th.

The Trust’s dividend is established by the Board at regular intervals with consideration of the portfolio’s level of investment income, potential capital appreciation and market conditions. The Board cited several reasons for increasing the dividend in July, including: 1) the growth of the Trust’s net asset value relative to its distribution rate (i.e., dividends paid) over the past 5 years, 2) the increase in the value of the Trust’s underlying investments, including significant capital gains realized as a result of the active portfolio management, and 3) the anticipation of increasing levels of earnings and income received from the investment portfolio. The Board will continue to review the level and sustainability of the Trust’s regular monthly dividend in light of future market conditions.

Portfolio Review

The Trust’s investments remain well-diversified by property type and geography, as shown in the charts below. At June 30th, approximately 54% the Trust’s portfolio was invested in common stock of companies within the Americas region, 15% in the European region, and 22% in the Asia-Pacific region. Approximately 9% of the Trust’s portfolio was invested in preferred stock of US real estate companies. The Trust sold its investment in the Link REIT (Hong Kong) in January and invested the proceeds into new investments in Australia and the U.S., which we believe offer more compelling yields and total return prospects. By property type, we continue to favor retail properties, including top-quality malls and shopping centers, where cash flow growth benefits from economic recovery cycles. A number of the portfolio’s investments in the Asia-Pacific region are classified under the “diversified” property type as companies in this region tend to specialize by geography, owning a mix of high quality office, retail and residential properties. The Trust also has meaningful positions in the industrial, apartment and office sectors, which stand to benefit from the acceleration in economic activity we expect will continue, particularly in the U.S.

Geographic Diversification	Sector Diversification

Source:    CBRE Clarion Securities as of 06/30/2015. Geographic and Sector diversification are unaudited. Percentages presented are based on managed trust assets, which includes borrowings. The percentages in the pie charts will differ from those on the Portfolio of Investments because the figures on the Portfolio of Investments are calculated using net assets of the Trust.

Market Commentary

Real estate stocks were down in the second quarter after a good start to the year on concerns about the situation in Greece and rising long-term interest rates. The fundamentals of the property business are steadily improving, but property stocks were poor performers for the second quarter as investor fears of the impacts of higher interest rates and the unsettled situation in Europe around the resolution of Greece’s continuing financial difficulties overwhelmed the good news of improving fundamentals, earnings and values. Only property stocks in Hong Kong managed gains for the second quarter. Property stocks in Continental Europe and the U.S. were the poorest performers, each declining more than 10% in local currency terms. The decline in the second quarter erased the gains of the first quarter as returns are now slightly negative year-to-date.

SEMI-ANNUAL REPORT 2015	3

Global Real Estate Performance by Country*

Region/ Country	Q1 2015	Q2 2015	YTD 2015
World	4.8%	-6.1%	-1.6%
North America	4.7%	-10.1%	-5.9%
Canada	-2.1%	-3.7%	-5.8%
United States	4.9%	-10.3%	-5.9%
Europe	6.5%	-3.0%	3.3%
Continental Europe	7.6%	-7.1%	-0.1%
United Kingdom	4.6%	4.0%	8.8%
Asia-Pacific	4.0%	-1.3%	2.6%
Australia	1.7%	-2.3%	-0.7%
Hong Kong	7.7%	1.5%	9.3%
Japan	3.2%	-3.1%	0.0%
Singapore	2.5%	-0.4%	2.1%

Source:    S&P Developed Property Index as of 06/30/2015.

* Please note that not all countries are displayed. Past performance is no guarantee of future results.

Real estate values continue to grow despite the recent rise in interest rates. Rates on long-term (10-year) sovereign bonds rose during the quarter in most major countries around the world between 0.4%-0.8% (i.e., +40-80 basis points), despite the fact that the U.S. Federal Reserve Bank is the only central bank currently signaling an intent to raise short-term interest rates and tighten monetary policy. The increase in long-term rates reflects a sense that global growth is accelerating despite the fact that outside the U.S., most central banks are maintaining very accommodative monetary policy in response to still mixed economic data, weak labor markets, and growth below historical averages and desired targets. Despite the higher rates, demand for real estate remains high given the attractive total return prospects driven by yield and improving earnings growth. The significant sources of capital seeking real estate include institutional investors, sovereign wealth funds, private equity, and listed property companies. Listed property companies at June 30th were trading at an 11% discount to Net Asset Value (NAV) on a global weighted average setting up an interesting arbitrage for savvy investors.

NAV Premium/Discount by Country

Information is the opinion of CBRE Clarion as of 06/30/2015, is subject to change and is not intended to be a forecast of future events, or a guarantee of future results, or investment advice. Forecasts and any factors discussed are not indicative of future investment performance.

(1)	Japan Real Estate Investment Trusts (“J-REITs”)

(2)	Japan Real Estate Operating Companies (“J-REOCs”)

4	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Stock prices fell even as capital flows to private real estate are ramping up and transaction activity indicates that property stocks trade at discounts to private market values. U.S. REITs were the worst performers for the quarter falling more than 10% despite some significant M&A announcements. In early April, Blackstone Group announced a deal to buy U.S. shopping center REIT Excel Realty for $2 billion. Also in April, Canada-based Brookfield Asset Management announced that it will acquire U.S. apartment company Associated Estates for $2.5 billion. In late June, Home Properties, a U.S. apartment REIT, reached a deal to be acquired by Lone Star Funds in a deal valued at $7.6 billion including the assumption of debt. There were two other noteworthy real estate transactions announced in the first half of 2015. Blackstone Group and Wells Fargo announced an agreement to buy approximately $23 billion of real estate assets (mostly debt) from GE Capital, as GE largely exits the real estate business as part of a larger downsizing of the GE Capital business. Mall giant Simon Property Group was rebuffed in its bid for Macerich, in what would have been a sizeable listed-to-listed transaction. M&A is expected to continue in an environment where capital is widely available and where listed real estate is attractively priced relative to the private market. Data shows that “dry powder” available to private real estate investment funds rose by $70 billion to over $250 billion.

Closed-End Private Equity Real Estate Fund Dry Powder (US$ Billions)

Source:    Prequin Ltd. as of 06/30/2015. Prequin defines Dry Powder as the sum of the uncalled capital commitments which private equity funds still have to invest. Information is the opinion of CBRE Clarion and is subject to change and is not intended to be a forecast of future events, or a guarantee of future results, or investment advice. Forecasts and any factors discussed are not indicative of future investment performance.

Total return prospects for listed real estate look promising. We are still early in the rental rate recovery cycle in many real estate markets around the world. Economic growth is expanding in most developed markets around the globe, albeit slowly. The spread between cap rates and 10-year sovereign bond yields remains at historically wide levels, even with the recent rise in interest rates, which suggests that there is plenty of “cushion” to absorb some further increase in bond yields. Meanwhile, property companies continue to benefit from improving fundamentals, earnings growth, rising dividends, and improving property values. For those with a longer-term view, the recent pull-back in real estate stock prices may prove to be an interesting buying opportunity.

We appreciate your continued faith and confidence.

Sincerely,

CBRE CLARION SECURITIES LLC

T. Ritson Ferguson, CFA	Steven D. Burton, CFA
President & CEO	Co-Portfolio Manager
Co-Portfolio Manager

SEMI-ANNUAL REPORT 2015	5

The views expressed represent the opinion of CBRE Clarion Securities which are subject to change and are not intended as a forecast or guarantee of future results. This material is for informational purposes only. It does not constitute investment advice and is not intended as an endorsement of any specific investment. Stated information is derived from proprietary and non-proprietary sources which have not been independently verified for accuracy or completeness. While CBRE Clarion Securities believes the information to be accurate and reliable, we do not claim or have responsibility for its completeness, accuracy, or reliability. Statements of future expectations, estimate, projections, and other forward-looking statements are based on available information and management’s view as of the time of these statements. Accordingly, such statements are inherently speculative as they are based on assumptions which may involve known and unknown risks and uncertainties. The securities discussed herein should not be perceived as a recommendation to purchase or sell any particular security. It should not be assumed that investments in any of the securities discussed were or will be profitable. Actual results, performance or events may differ materially from those expressed or implied in such statements. Investing in real estate securities involves risks including the potential loss of principal. Real estate equities are subject to risks similar to those associated with the direct ownership of real estate. Portfolios concentrated in real estate securities may experience price volatility and other risks associated with non-diversification. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations. Past performance is no guarantee of future results.

6	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Portfolio of Investments (unaudited)

June 30, 2015

Shares		Market Value ($)
	Real Estate Securities* – 109.9%
	Common Stock – 100.4%
	Australia – 11.6%
4,309,600	DEXUS Property Group	$24,180,215
11,351,100	Federation Centres	25,475,407
1,410,723	Goodman Group	6,798,446
11,628,821	Scentre Group	33,517,166
5,202,900	Westfield Corp.	36,470,411
		126,441,645
	Canada – 7.2%
200,100	Calloway Real Estate Investment Trust	4,635,261
500,000	Crombie Real Estate Investment Trust	4,994,193
1,856,000	H&R Real Estate Investment Trust	33,360,279
2,522,900	InnVest Real Estate Investment Trust	10,407,253
1,132,900	RioCan Real Estate Investment Trust	24,292,309
		77,689,295
	France – 5.9%
67,789	Altarea (a)	12,122,645
514,560	Klepierre	22,620,448
117,451	Unibail-Rodamco SE	29,666,845
		64,409,938
	Japan – 6.4%
15,811	Japan Retail Fund Investment Corp.	31,643,966
480,800	Mitsui Fudosan Co., Ltd.	13,465,465
711,400	Sumitomo Realty & Development Co., Ltd.	24,961,352
		70,070,783
	Mexico – 0.9%
6,043,300	Prologis Property Mexico SA de CV (a)	10,191,147
	Netherlands – 3.1%
528,401	Eurocommercial Properties NV	22,021,983
277,161	Vastned Retail NV	12,202,736
		34,224,719
	New Zealand – 0.7%
9,050,000	Goodman Property Trust	7,222,206

Shares		Market Value ($)
	Singapore – 4.9%
6,735,000	Ascendas Real Estate Investment Trust	$12,304,568
25,453,700	CapitaLand Commercial Trust	29,489,619
8,677,000	Suntec Real Estate Investment Trust	11,116,097
		52,910,284
	United Kingdom – 8.3%
4,182,800	British Land Co. Plc	52,198,742
1,263,400	Hammerson Plc	12,229,676
3,964,910	SEGRO Plc	25,304,128
		89,732,546
	United States – 51.4%
2,828,653	Brandywine Realty Trust	37,564,512
1,745,532	CBL & Associates Properties, Inc.	28,277,618
366,500	DCT Industrial Trust, Inc.	11,522,760
415,300	Douglas Emmett, Inc.	11,188,182
1,861,500	Duke Realty Corp.	34,568,055
668,000	Equity Residential	46,873,560
58,500	Essex Property Trust, Inc.	12,431,250
1,519,769	General Growth Properties, Inc.	38,997,273
593,415	Health Care REIT, Inc.	38,945,826
448,500	Healthcare Realty Trust, Inc.	10,432,110
457,300	Healthcare Trust of America, Inc., Class A	10,952,335
280,300	Highwoods Properties, Inc.	11,197,985
390,900	Home Properties, Inc.	28,555,245
1,774,900	Host Hotels & Resorts, Inc.	35,196,267
945,900	Kimco Realty Corp.	21,320,586
1,703,200	Liberty Property Trust	54,877,104
175,000	Simon Property Group, Inc.	30,278,500
3,553,387	Spirit Realty Capital, Inc.	34,361,252
321,400	Taubman Centers, Inc.	22,337,300
826,300	UDR, Inc.	26,466,389
844,400	WP GLIMCHER, Inc.	11,424,732
		557,768,841
	Total Common Stock (cost $1,134,328,832)	1,090,661,404

See notes to financial statements.

SEMI-ANNUAL REPORT 2015	7

Portfolio of Investments concluded

Shares		Market Value ($)
	Preferred Stock – 9.5%
	United States – 9.5%
100,000	CBL & Associates Properties, Inc., Series D	$2,513,000
320,000	Digital Realty Trust, Inc., Series E	8,179,200
1,050,000	EPR Properties, Series F	27,300,000
444,300	General Growth Properties, Inc., Series A	11,245,233
150,000	iStar Financial, Inc., Series F	3,697,500
765,000	iStar Financial, Inc., Series I	18,360,000
400,000	LaSalle Hotel Properties, Series I	10,360,000
268,000	Pebblebrook Hotel Trust, Series A	6,863,480
272,000	Pennsylvania Real Estate Investment Trust, Series B	7,208,000
280,000	Urstadt Biddle Properties, Inc., Series F	7,352,800
	Total Preferred Stock (cost $89,439,607)	103,079,213
	Total Investments – 109.9% (cost $1,223,768,439)	1,193,740,617
	Liabilities in Excess of Other Assets – (9.9)%	(107,583,432)

	Net Assets – 100.0%	$1,086,157,185
*	Include U.S. Real Estate Investment Trusts (“REIT”) and Real Estate Operating Companies (“REOC”) as well as entities similarly formed under the laws of non-U.S. Countries.

(a)	Non-income producing security.

See notes to financial statements.

8	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Statement of Assets and Liabilities (unaudited)

June 30, 2015

Assets
Investments, at value (cost $1,223,768,439)	$1,193,740,617
Cash and cash equivalents (including foreign currency of $249,225 with a cost of $248,963)	249,250
Unrealized appreciation on spot contracts	890
Dividends and interest receivable	5,510,788
Dividend withholding reclaims receivable	559,371
Other assets	98,269
Total Assets	1,200,159,185

Liabilities
Line of credit payable	112,735,000
Unrealized depreciation on spot contracts	1,331
Management fees payable	841,288
Accrued expenses	424,381
Total Liabilities	114,002,000

Net Assets	$1,086,157,185

Composition of Net Assets
$0.001 par value per share; unlimited number of shares authorized, 116,590,494 shares issued and outstanding	$116,590
Additional paid-in capital	1,297,453,644
Distributions in excess of net investment income	(65,155,074)
Accumulated net realized loss on investments and foreign currency transactions	(116,142,117)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(30,115,858)

Net Assets	$1,086,157,185

Net Asset Value (based on 116,590,494 shares outstanding)	$9.32

See notes to financial statements.

SEMI-ANNUAL REPORT 2015	9

Statement of Operations (unaudited)

For the Six Months Ended June 30, 2015

Investment Income
Dividends (net of foreign withholding taxes of $1,406,160)	$20,509,761
Interest	10
Total Investment Income	20,509,771

Expenses
Management fees	5,355,095
Interest expense on line of credit	370,346
Printing and mailing fees	331,113
Administration fees	130,961
Custodian fees	102,940
Transfer agent fees	99,814
Insurance fees	81,157
Trustees’ fees and expenses	80,945
Legal fees	63,317
NYSE listing fee	56,470
Audit and tax fees	34,464
Miscellaneous expenses	15,825
Total Expenses	6,722,447

Net Investment Income	13,787,324

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	226,889,036
Foreign currency transactions	(191,863)
Total Net Realized Gain	226,697,173
Net change in unrealized appreciation (depreciation) on:
Investments	(307,575,179)
Foreign currency denominated assets and liabilities	15,302
Total Net Change in Unrealized Appreciation (Depreciation)	(307,559,877)

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(80,862,704)

Net Decrease in Net Assets Resulting from Operations	$(67,075,380)

See notes to financial statements.

10	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2015 (Unaudited)	For the Year Ended December 31, 2014

Change in Net Assets Resulting from Operations

Net investment income	$13,787,324	$34,708,690

Net realized gain on investments and foreign currency transactions	226,697,173	38,286,875

Net change in unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities	(307,559,877)	121,140,178

Net increase (decrease) in net assets resulting from operations	(67,075,380)	194,135,743

Dividends and Distributions on Common Shares

Distribution of net investment income	(31,479,434)	(46,220,728)

Distribution of return of capital	—	(16,738,139)

Total dividends and distributions on Common Shares	(31,479,434)	(62,958,867)

Net Increase (Decrease) in Net Assets	(98,554,814)	131,176,876

Net Assets

Beginning of period	1,184,711,999	1,053,535,123

End of period (net of distributions in excess of net investment income of $65,155,074 and $47,462,964, respectively)	$1,086,157,185	$1,184,711,999

See notes to financial statements.

SEMI-ANNUAL REPORT 2015	11

Statement of Cash Flows (unaudited)

For the Six Months Ended June 30, 2015

Cash Flows from Operating Activities:

Net decrease in net assets resulting from operations	$(67,075,380)

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Used In Operating Activities:

Net change in unrealized appreciation/depreciation on investments	307,575,179

Net realized gain on investments	(226,889,036)

Cost of securities purchased	(522,770,276)

Proceeds from sale of securities	525,342,046

Decrease in receivable for investment securities sold	95,604,890

Decrease in dividends and interest receivable	1,433,963

Increase in dividend withholding reclaims receivable	(53,304)

Decrease in unrealized appreciation on spot contracts	11,419

Decrease in other assets	19,207

Decrease in payable for investment securities purchased	(68,326,915)

Decrease in unrealized depreciation on spot contracts	(58,000)

Decrease in management fee payable	(96,616)

Decrease in due to custodian	(776,150)

Increase in accrued expenses	46,176

Net Cash Provided by Operating Activities	43,987,203

Cash Flows From Financing Activities:

Cash distributions paid on common shares	(31,479,434)

Proceeds from borrowing on line of credit	187,532,200

Payments on line of credit borrowings	(200,720,200)

Net Cash Used in Financing Activities	(44,667,434)

Net decrease in cash	(680,231)

Cash and Cash Equivalents at Beginning of Period	929,481

Cash and Cash Equivalents at End of Period	$249,250

Supplemental disclosure

Interest paid on line of credit borrowings	$396,186

See notes to financial statements.

12	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Financial Highlights

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended June 30, 2015 (unaudited)		For the Year Ended December 31, 2014	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Net asset value, beginning of period	$10.16		$9.04	$9.48		$8.14	$8.58	$7.51
Income from investment operations
Net investment income (1)	0.12		0.30	0.33		0.33	0.34	0.36
Net realized and unrealized gain (loss) on investments, written options, swap contracts and foreign currency transactions	(0.69)		1.36	(0.23)		1.59	(0.24)	1.25
Total from investment operations	(0.57)		1.66	0.10		1.92	0.10	1.61
Dividends and distributions on Common Shares
Net investment income	(0.27)		(0.40)	(0.39)		(0.58)	(0.33)	(0.54)
Return of capital	—		(0.14)	(0.15)		—	(0.21)	—
Total dividends and distributions to Common Shareholders	(0.27)		(0.54)	(0.54)		(0.58)	(0.54)	(0.54)
Net asset value, end of period	$9.32		$10.16	$9.04		$9.48	$8.14	$8.58
Market value, end of period	$7.96		$8.99	$7.92		$8.86	$6.84	$7.75
Total investment return (2)
Net asset value	(5.77)%		18.73%	0.91%		24.15%	0.94%	22.41%
Market value	(8.69)%		20.74%	(4.93)%		38.77%	(5.38)%	31.06%
Ratios and supplemental data
Net assets, applicable to Common Shares, end of period (thousands)	$1,086,157		$1,184,712	$1,053,535		$1,104,997	$949,576	$1,000,238
Ratios to average net assets applicable to Common Shares of:
Net expenses, after fee waiver	1.14	%(3)	1.14%	1.06	%(4)	0.99%	1.03%	0.94%
Net expenses, before fee waiver	1.14	%(3)	1.14%	1.07	%(4)	1.05%	1.14%	1.11%
Net expenses, after the fee waiver excluding interest on line of credit	1.08	%(3)	1.08%	1.04	%(4)	0.98%	0.97%	0.90%
Net expenses, before the fee waiver excluding interest on line of credit	1.08	%(3)	1.08%	1.04	%(4)	1.04%	1.09%	1.07%
Net investment income	2.34	%(3)	3.05%	3.43%		3.68%	3.98%	4.60%
Portfolio turnover rate	41.62%		21.27%	11.38%		14.42%	1.53%	12.91%

(1)	Based on average shares outstanding.

(2)	Total investment return does not reflect brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s Dividend Reinvestment Plan. Net Asset Value (“NAV”) total return is calculated assuming reinvestment of distributions at NAV on the date of the distribution.

(3)	Annualized.

(4)	Effective February 28, 2013, the investment management fee waiver agreement expired.

See notes to financial statements.

SEMI-ANNUAL REPORT 2015	13

Notes to Financial Statements (unaudited)

1.	Fund Organization

CBRE Clarion Global Real Estate Income Fund (the “Trust”) is a diversified, closed-end management investment company that was organized as a Delaware statutory trust on November 6, 2003 under the Investment Company Act of 1940, as amended. The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. CBRE Clarion Securities LLC (the “Advisor”) is the Trust’s investment advisor. The Advisor is a majority-owned subsidiary of CBRE Group, Inc. and is partially owned by its senior management team. The Trust commenced operations on February 18, 2004.

2.	Significant Accounting Policies

The following accounting policies are in accordance with U.S. general accepted accounting principles (“GAAP”) and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other net assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) from the Trust’s total assets (the value of the securities the Trust holds, plus cash and/or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”).

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

GAAP provides guidance on fair value measurements. In accordance with the standard, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Trust’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Trust uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Trust’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable

14	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements continued

for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Trust uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of June 30, 2015 in valuing the Trust’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Real Estate Securities
Common Stocks
Australia	$126,441,645	$—	$—	$126,441,645
Canada	77,689,295	—	—	77,689,295
France	64,409,938	—	—	64,409,938
Japan	70,070,783	—	—	70,070,783
Mexico	10,191,147	—	—	10,191,147
Netherlands	34,224,719	—	—	34,224,719
New Zealand	7,222,206	—	—	7,222,206
Singapore	52,910,284	—	—	52,910,284
United Kingdom	89,732,546	—	—	89,732,546
United States	557,768,841	—	—	557,768,841

Total Common Stocks	1,090,661,404	—	—	1,090,661,404
Preferred Stocks
United States	103,079,213	—	—	103,079,213

Total Investments in Real Estate Securities	$1,193,740,617	$—	$—	$1,193,740,617

The primary third party pricing vendor for the Trust’s listed preferred stock investments is FT Interactive Data (“IDC”). When available, the Trust will obtain a closing exchange price to value the preferred stock investments and, in such instances, the investment will be classified as Level 1 since an unadjusted quoted price was utilized. When a closing price is not available for the listed preferred stock investments, IDC will produce an evaluated mean price (midpoint between the bid and the ask evaluation) and such investments will be classified as Level 2 since other observable inputs were used in the valuation. Factors used in the IDC evaluation include trading activity, the presence of a two-sided market, and other relevant market data.

The Trust’s policy is to recognize transfers in and transfers out at the fair value as of the beginning of the period. The portfolio may hold securities which are periodically fair valued in accordance with the Trust’s fair value procedures. This may result in movements between Levels 1, 2, and 3 throughout the period. The fair value of Level 2 and Level 1 investments at December 31, 2014 was $25,421,505 and $1,251,577,025, respectively. $25,421,505 was transferred out of Level 2 into Level 1 during the period ended June 30, 2015 as a result of obtaining exchange closing prices from the Trust’s third party pricing vendor. Pursuant to the Trust’s fair value procedures noted previously, equity securities (including exchange traded securities and open-end regulated investment companies) exchange traded derivatives (i.e. futures contracts and options) are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

SEMI-ANNUAL REPORT 2015	15

Notes to Financial Statements continued

For the period ended June 30, 2015, there have been no significant changes to the Trust’s fair valuation methodology.

Foreign Currency Translation – The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current rates of exchange;

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of each fiscal period, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses will be included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets or liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Exchange Currency Contracts – The Trust may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain Trust purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust.

The Trust’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Trust having a value at least equal to the aggregate amount of the Trust’s commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract. As of June 30, 2015, the Trust did not hold any forward exchange currency contracts.

Options – The Fund may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the over-the-counter (“OTC”) market as a means of achieving additional return or of hedging the value of the Trust’s portfolio.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

16	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements continued

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Trust forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. As of June 30, 2015, the Trust did not hold any option contracts.

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Distributions received from investments in REITs are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid on a monthly basis. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

On August 5, 2008, the Trust acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of the Board, adopted a managed distribution policy under which the Trust intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. With this new policy the Trust can now include long-term capital gains in its distribution as frequently as twelve times a year. In practice, the Board views their approval of this policy as a potential means of further supporting the market price of the Trust through the payment of a steady and predictable level of cash distributions to shareholders.

The current monthly distribution rate is $0.045 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

3.	Concentration of Risk

Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting various global real estate industries.

4.	Investment Management Agreement and Other Agreements

Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average daily value of the Trust’s managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor agreed to waive a portion of its management fee in the amount of 0.25% of the average daily values of the Trust’s managed assets for the first five years of the Trust’s operations (through February, 2009), and for a declining amount for an additional four years (through February, 2013). During the period ended June 30, 2015, the Trust incurred management fees of $5,355,095. There were no fees waived during the period ended June 30, 2015.

SEMI-ANNUAL REPORT 2015	17

Notes to Financial Statements continued

The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the servicing agreements, BNYM will perform custodial, fund accounting, and certain administrative services for the Trust. As custodian, BNYM is responsible for the custody of the Trust’s assets. As administrator, BNYM is responsible for maintaining the books and records of the Trust’s securities and cash.

Computershare is the Trust’s transfer agent and as such is responsible for performing transfer agency services for the Trust.

5.	Portfolio Securities

For the period ended June 30, 2015, there were purchases and sales transactions (excluding short-term securities) of $525,152,823 and $524,113,969, respectively.

6.	Federal Income Taxes

The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

The Trust is required to evaluate tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable federal and state tax authorities. Income tax and related interest and penalties would be recognized by the Trust as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the period ended June 30, 2015, the Trust did not incur any income tax, interest, or penalties. As of June 30, 2015, the Advisor has reviewed all open tax years and concluded that there was no impact to the Trust’s net assets or results of operations. The Trust’s major tax jurisdictions are U.S. federal and Pennsylvania. Tax years ended December 31, 2011, through December 31, 2014, remain subject to examination by these jurisdictions. On an ongoing basis, the Advisor will monitor its tax positions to determine if adjustments to this conclusion are necessary.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended December 31, 2014, the adjustments were to decrease additional paid-in capital by $15,418,120, increase accumulated net realized loss on investments by $22,665,326, decrease net unrealized appreciation by $1,530,668, and decrease distributions in excess of net investment income by $39,614,114 due to the difference in the treatment for book and tax purposes of certain investments. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2014, the Trust had capital loss carryforwards which will reduce the Trust’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income tax. Pursuant to the code, such capital loss carryforwards, if unused, will expire, $7,925,946, $306,869,585 and $26,711,743 in 2016, 2017, and 2018, respectively.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Trust does not have capital losses with no expiration.

18	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements concluded

The final determination of the source of the 2015 distributions for tax purposes will be made after the end of the Trust’s fiscal year and will be reported to shareholders in February 2016 on the Form 1099-DIV.

For the year ended December 31, 2014, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, was $46,220,728 of ordinary income and $16,738,139 of return of capital, respectively.

Information on the tax components of net assets as of June 30, 2015 is as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation on Investments
$1,223,768,439	$63,574,829	$(93,602,651)	$(30,027,822)

7.	Borrowings

The Trust has access to a secured line of credit up to $300,000,000 from BNYM for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 75 basis points. At June 30, 2015, there were borrowings in the amount of $112,735,000 on the Trust’s line of credit.

The average daily amount of borrowings during the period ended June 30, 2015 was $84,717,546 with a related weighted average interest rate of 0.87%. The maximum amount outstanding for the period ended June 30, 2015, was $128,046,300. The Trust had borrowings under the line of credit for 181 days during 2015.

8.	Capital

During 2004, the Trust issued 101,000,000 shares of common stock at $15.00. In connection with the Trust’s Dividend Reinvestment Plan (“DRIP”), the Trust issued no common shares for the period ended June 30, 2015 and the year ended 2014, respectively. At June 30, 2015, the Trust had outstanding common shares of 116,590,494 with a par value of $0.001 per share. The Advisor owned 12,741 shares of the common shares outstanding as of June 30, 2015.

At June 30, 2015, the Trust had no shares of auction rate preferred securities outstanding.

9.	Indemnifications

The Trust enters into contracts that contain a variety of indemnifications. The Trust’s exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.

10.	Subsequent Events

Events or transactions that occur after the balance sheet date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes. Since June 2015, the Trust paid a dividend on July 31, 2015 of $0.05 per share for the month of July 2015, an 11% increase from the previous month. The Board of Trustees’ decision to increase the monthly distribution rate was made with consideration of the growth in the Trust’s total return relative to its distribution rate for the preceding 5-year period, an increase in capital gains realized as a result of active management, and the continued stable and rising level of income received from the Trust’s underlying investments. No other notable events have occurred between year-end and the issuance of these financial statements.

SEMI-ANNUAL REPORT 2015	19

Supplemental Information (unaudited)

Trustees

The Trustees of the CBRE Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address and Age	Term of Office and Length of Time Served (1)	Title	Principal Occupations During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Trustees:
T. Ritson Ferguson* 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 56	3 years/ since inception	Trustee, President and Chief Executive Officer	Chief Executive Officer and Co-Chief Investment Officer of CBRE Clarion Securities LLC	1
Asuka Nakahara** 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 59	3 years/ since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania (since 1999); Lecturer of Real Estate at the Wharton School, University of Pennsylvania (since 1999); Partner of Triton Atlantic Partners (since 2009).	1
Frederick S. Hammer 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 79	3 years/ since inception	Trustee	Co-Chairman of IA Capital Group (since 1994) and a member of its investment committee.	1	Serves on the Boards of JetPay Corporation (since 2011); IA Capital Group (2007 - 2011); and Homeowners Insurance Corp. (since 2006); Director of US Fiduciary Corp. (2006 - 2009).
Richard L. Sutton 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 80	3 years/ since inception	Trustee	Partner, Morris, Nichols, Arsht & Tunnel (1966 - 2000).	1	Board of Directors of Schroder Global Real Estate Securities Limited (F/K/A Investors in Global Real Estate Ltd.) (since 2006).
John Bartholdson 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 70	3 years/ 10 years	Trustee/Audit Committee Financial Expert	Senior Vice President, CFO and Treasurer, and a Director of Triumph Group, Inc. (1993 -2007).	1	Trustee of Berwyn Cornerstone Fund, Berwyn Income Fund, and Berwyn Fund (since 2013). Board of Old Mutual Advisor Funds, Old Mutual Funds II and Old Mutual Insurance Series Fund (2004 - 2012), and Old Mutual Funds III (2008 - 2009).

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Mr. Nakahara, as Class II Trustee, is expected to stand for re-election at the Trust’s 2015 annual meeting of shareholders; Messrs. Sutton and Bartholdson, as Class III Trustees, are expected to stand for re-election at the Trust’s 2016 annual meeting of shareholders.; Messrs. Ferguson and Hammer, as Class I Trustees, are expected to stand for re-election at the Trust’s 2017 annual meeting of shareholders.

*	Mr. Ferguson is deemed to be an interested person of the Trust as defined in the Investment Company Act of 1940 (the “1940 ACT”), as amended, due to his position with the Advisor.

**	Mr. Nakahara owned 5,000 shares of CB Richard Ellis Group, Inc. (“CB Richard Ellis”), of which the advisor is an indirect majority-owned subsidiary, as of July 1, 2011, the date CB Richard Ellis acquired the advisor, and through September 2, 2011, technically making him an interested person of the Trust (as defined in the 1940 Act) during that period. Mr. Nakahara purchased the shares several years ago. Mr. Nakahara no longer owns those shares and is an independent Trustee of the Trust.

20	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Supplemental Information (unaudited) continued

Officers

The Officers of the CBRE Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address, Age and Position(s) Held with Registrant	Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations
Officers:
Jonathan A. Blome 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 37 Chief Financial Officer	since 2006	Chief Financial Officer and Director of Operations of CBRE Clarion Securities LLC (since 2011); Director and Head of Operations of CBRE Clarion Securities LLC (since 2010); Senior Vice President of CBRE Clarion Securities LLC (2005 - 2010).
William E. Zitelli 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 48 Chief Compliance Officer and Secretary	since 2007	General Counsel of CBRE Clarion Securities LLC (since 2007), Chief Compliance Officer of CBRE Clarion Securities LLC (2007 - 2010).

SEMI-ANNUAL REPORT 2015	21

Supplemental Information (unaudited) concluded

Additional Information

Statement of Additional Information includes additional information regarding the Trustees. This information is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4272.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4272. The policies may also be found on the website of the Securities and Exchange Commission (http://www.sec.gov).

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Trust at 1-888-711-4272 or by accessing the Trust’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the SEC website at http://www.sec.gov. The Trust’s Form N-Qs may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Dividend Reinvestment Plan (unaudited)

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York Mellon (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Shareowner Services LLC, P.O. Box 30170 College Station, TX 77842-3170, Phone Number: (866) 221-1580.

22	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

BOARD OF TRUSTEES

T. RITSON FERGUSON

ASUKA NAKAHARA

FREDERICK S. HAMMER

RICHARD L. SUTTON

JOHN R. BARTHOLDSON

OFFICERS

T. RITSON FERGUSON

PRESIDENT AND

CHIEF EXECUTIVE OFFICER

JONATHAN A. BLOME

CHIEF FINANCIAL OFFICER

WILLIAM E. ZITELLI

CHIEF COMPLIANCE OFFICER

AND SECRETARY

INVESTMENT ADVISOR

CBRE CLARION SECURITIES LLC

201 KING OF PRUSSIA ROAD, SUITE 600

RADNOR, PA 19087

888-711-4272

ADMINISTRATOR AND CUSTODIAN

THE BANK OF NEW YORK MELLON

NEW YORK, NEW YORK

TRANSFER AGENT

COMPUTERSHARE

COLLEGE STATION, TEXAS

LEGAL COUNSEL

MORGAN, LEWIS & BOKIUS LLP

WASHINGTON, DC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PHILADELPHIA, PENNSYLVANIA

Item 2. Code of Ethics.

Not applicable for semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reporting period.

Item 6. Investments.

(a)	The schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

             Companies.

Not applicable for semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated

             Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(b)	Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1.[1]

1 The Trust has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year. This relief is conditioned, in part, on an undertaking by the Trust to make the disclosures to the holders of the Trust’s common shares, in addition to the information required by Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder. The Trust is likewise obligated to file with the Commission the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CBRE Clarion Global Real Estate Income Fund

By (Signature and Title)	/s/ T. Ritson Ferguson
T. Ritson Ferguson
President and Chief Executive Officer

Date	9/2/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ T. Ritson Ferguson
T. Ritson Ferguson
President and Chief Executive Officer

Date	9/2/2015

By (Signature and Title)	/s/ Jonathan A. Blome
Jonathan A. Blome
Chief Financial Officer

Date	9/2/2015